SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 DECEMBER 8, 2003

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-6622	53-0261100

(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland	20852

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                 (301) 984- 9400

ITEM 5. OTHER EVENTS

Attached hereto as Exhibit 10.1 is a copy of the Washington Real Estate Investment Trust Share Purchase Plan dated October 28, 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

10.1	Washington Real Estate Investment Trust Share Purchase Plan dated October 28, 1997.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has

duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Registrant)

By:	/s/ Laura M. Franklin
(Signature)
Laura M. Franklin
Senior Vice President Accounting,
Administration and Corporate Secretary

December 8, 2003

    (Date)